Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(7,102,267)
Unrealized Gain (Loss) on Market Value of Commodity Futures	16,283,209
Dividend Income	759,525
Interest Income	65,265
ETF Transaction Fees	700
Total Income (Loss)	$10,006,432

Expenses
Management Fees	$179,862
Professional Fees	49,500
Brokerage Commissions	17,107
Directors' Fees and insurance	6,180
Other fees	1,337
Total Expenses	$253,986
Net Income (Loss)	$9,752,446

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/22	$269,920,793
Withdrawals (150,000 Shares)	(8,435,436)
Net Income (Loss)	9,752,446

Net Asset Value End of Month	$271,237,803
Net Asset Value Per Share (4,900,000 Shares)	$55.35

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,463,724)
Unrealized Gain (Loss) on Market Value of Commodity Futures	18,018,716
Dividend Income	483,920
Interest Income	31,553
ETF Transaction Fees	700
Total Income (Loss)	$17,071,165

Expenses
Management Fees	$91,380
Professional Fees	15,900
Brokerage Commissions	9,776
Directors' Fees and insurance	7,071
Other fees	1,337
Total Expenses	$125,464
Net Income (Loss)	$16,945,701

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/22	$157,787,731
Withdrawals (250,000 Shares)	(5,469,542)
Net Income (Loss)	16,945,701

Net Asset Value End of Month	$169,263,890
Net Asset Value Per Share (7,500,000 Shares)	$22.57

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(8,565,991)
Unrealized Gain (Loss) on Market Value of Commodity Futures	34,301,925
Dividend Income	1,243,445
Interest Income	96,818
ETF Transaction Fees	1,400
Total Income (Loss)	$27,077,597

Expenses
Management Fees	$271,242
Professional Fees	65,400
Brokerage Commissions	26,883
Directors' Fees and insurance	13,251
Other fees	2,674
Total Expenses	$379,450
Net Income (Loss)	$26,698,147

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/22	$427,708,524
Withdrawals (400,000 Shares)	(13,904,978)
Net Income (Loss)	26,698,147

Net Asset Value End of Month	$440,501,693

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596